UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report:   October 20, 2004
(Date of earliest event reported)

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26878	95-4782077
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

6922 Hollywood Boulevard
12th Floor
Los Angeles, California 90028
(Address of principal executive offices) (Zip Code)

(323) 817-4600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On October 20, 2004, at a regularly scheduled meeting of the Board of Directors of Gemstar-TV Guide International, Inc., the Board of Directors appointed Ms. Ruthann Quindlen and Mr. James O’Shaughnessy to the Board of Directors. Mr. O’Shaughnessy was appointed to serve on the Compensation Committee of the Board of Directors and Ms. Quindlen was appointed to serve on the Audit Committee of the Board of Directors. At the meeting, the Board of Directors also accepted the resignation of Mr. Perry Lerner as a director.

        A copy of the press release announcing these matters was issued on October 20, 2004 and is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit Number     Description

99.1                          Press Release dated October 20, 2004 which is being furnished pursuant to Item 5.02 hereof.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMSTAR-TV GUIDE INTERNATIONAL, INC. By: /s/Stephen H. Kay —————————————— Stephen H. Kay Executive Vice President, General Counsel and Secretary

Date: October 20, 2004

EXHIBIT INDEX

Exhibit Number     Description

99.1                          Press Release dated October 20, 2004 which is being furnished pursuant to Item 5.02 hereof.